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                                                                    Exhibit 10.2

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of June 23, 1998 by and among Security Capital Group Incorporated, a Maryland corporation (the "Company"), and J.P. Morgan Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner and Smith Incorporated and Chase Securities Inc. (the "Initial Purchasers").

     This Agreement is made pursuant to the Purchase Agreement dated June 18, 1998, among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of $200,000,000 aggregate principal amount of its 6.95% Notes due 2005 (the "2005 Notes"), $100,000,000 aggregate principal amount of its 7.15% Notes due 2007 (the "2007 Notes") and $200,000,000 aggregate principal amount of its 7.70% Notes due 2028 (the "2028 Notes" and, together with the 2005 Notes and the 2007 Notes, the "Securities"). The Securities are to be issued by the Company pursuant to the provisions of an Indenture dated as of June 18, 1998 (as amended, supplemented or otherwise modified from time to time, the "Indenture") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee").

     In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights with respect to the Securities set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1.   Definitions.

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Business Day" shall mean any day other than a day on which banks are permitted or required to be closed in New York City.

     "Closing Date" shall mean the Closing Date as defined in the Purchase Agreement.
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     "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

     "Effectiveness Period" shall have the meaning set forth in Section 2(b).

     "Exchange Date" shall have the meaning set forth in Section 2(a)(i)(B).

     "Exchange Offer" shall mean the exchange offer by the Company of Exchange Securities for all Securities that are Registrable Securities pursuant to
Section 2(a).

     "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" shall mean a registration statement for the Exchange Offer on an appropriate form and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Exchange Securities" shall mean, with respect to the Securities of any series, securities issued by the Company under the Indenture and containing terms identical to the Securities of such series (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities of such series or, if no such interest has been paid, from June 23, 1998 and (ii) the Exchange Securities will not provide for additional interest accruing thereon following a failure to register such Exchange Securities under the 1933 Act and will not contain terms with respect to transfer restrictions) and to be offered to Holders of Registrable Securities of such series in exchange for such Securities pursuant to the Exchange Offer.

     "Holders" shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees permitted pursuant to the terms of the Purchase Agreement who become registered owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holders" shall include Participating Broker-Dealers.

     "Indenture" shall have the meaning set forth in the preamble.

     "Initial Purchasers" shall have the meaning set forth in the preamble.

     "Majority Holders" shall mean, with respect to the Registrable Securities of any series, the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities of such series; provided that, for purposes of Section 6(b), whenever the consent or approval of Holders of a specified percentage of Registrable Securities of any series is required hereunder,

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Registrable Securities of such series held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

     "Offer Termination Date" shall have the meaning set forth in Section 2(a)(i)(D).

     "Participating Broker-Dealer" shall have the meaning set forth in Section 4(a)(i).

     "Person" shall mean an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Purchase Agreement" shall have the meaning set forth in the preamble.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

     "Registrable Securities" shall mean the Securities of each series; provided, however, that the Securities of any series shall cease to be Registrable Securities of such series when (i) a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Registration Statement, (ii) such Securities shall have been sold pursuant to Rule 144 or shall then be eligible for sale pursuant to Rule 144(k) (or, in either case, any similar provision then in force, but not Rule 144A) under the 1933 Act, (iii) such Securities shall have ceased to be outstanding or (iv) such Securities have been exchanged for Exchange Securities of the relevant series upon consummation of the Exchange Offer.

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws, (iii) all expenses of any Person in preparing or assisting in preparing, word processing, printing and distributing, at the request of the Company, any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (v) the fees and disbursements of the Trustee and its counsel, (vi) the fees and disbursements of counsel for the Company and for the Initial Purchasers and, in the case

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of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (provided that there shall be a single counsel for the Initial Purchasers and the Holders, satisfactory to the Company, and the fees of such counsel shall not exceed $50,000) incurred on or before the initial effectiveness of the Shelf Registration Statement, (vii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts, if any, and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by the Holders and (viii) the fees and expenses of obtaining the rating for the Registrable Securities in accordance with Section 3(a)(xv) hereof.

     "Registration Statement" shall mean any registration statement of the Company that covers any of the Exchange Securities or the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "SEC" shall mean the Securities and Exchange Commission.

     "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

     "Shelf Registration Statement" shall mean a registration statement for the Shelf Registration which covers all of the Registrable Securities (except Registrable Securities that the Holders have elected not to include in such Shelf Registration Statement) or Securities that represent an unsold allotment for the original offering thereof on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "TIA" shall have the meaning set forth in Section 3(a)(xii).

     "Trustee" shall have the meaning set forth in the preamble.

     "Underwriters" shall have the meaning set forth in Section 3(e)(i).

     "Underwritten Offering" shall mean a registration in which Registrable Securities are sold to an Underwriter for reoffering to the public.

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     2.   Registration under the 1933 Act.

     (a) (i) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Company shall use its best efforts to cause to be filed an Exchange Offer Registration Statement covering the Exchange Offer on or prior to the date that is 90 days after the Closing Date, to have such Registration Statement declared effective by the SEC on or prior to the date that is 180 days after the Closing Date and remain effective until the closing of the Exchange Offer and to consummate the Exchange Offer on or prior to the date that is 210 days after the Closing Date. For purposes hereof, "consummate" shall mean that the Exchange Offer Registration Statement shall have been declared effective, subject to Section 2(b), the period of the Exchange Offer provided in accordance with clause 2(a)(i)(B) below shall have expired and all Registrable Securities of each series validly tendered in connection with such Exchange Offer shall have been exchanged for Exchange Securities of the corresponding series. The Company shall commence the Exchange Offer by mailing the related Exchange Offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

          (A) that the Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Securities validly tendered will be accepted for exchange;

          (B) the dates of acceptance for exchange (which shall be a period of at least 30 days from the date such notice is mailed) (each such date being an "Exchange Date");

          (C) that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement, other than Securities that represent an unsold allotment for the original offering thereof;

          (D) that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letters of transmittal, to the institution and at the address specified in the notice prior to the close of business on the last Exchange Date (the "Offer Termination Date"); and

          (E) that Holders will be entitled to withdraw their election, not later than the close of business on the Offer Termination Date, by sending to the institution and at the address specified in the notice a telegram,

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     telex, facsimile transmission or letter setting forth the name of such
     Holder, the principal amount of Registrable Securities of each series delivered for exchange and a statement that such Holder is withdrawing his election to have such Registrable Securities exchanged.

     (ii) As soon as practicable after the Offer Termination Date, the Company shall:

          (A) accept for exchange Registrable Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

          (B) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and use its best efforts to cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Security of each series equal in aggregate principal amount to the aggregate principal amount of the Registrable Securities of the corresponding series so accepted for exchange from such Holder.

     (iii) The Company shall use its best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC.

     (iv) The Company may require each Holder participating in the Exchange Offer to represent to the Company that at the time of the consummation of the Exchange Offer (A) any Exchange Securities received by such Holder in the Exchange Offer will be acquired in the ordinary course of its business, (B) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities within the meaning of the 1933 Act or resale of the Exchange Securities in violation of the 1933 Act, (C) if such Holder is not a broker-dealer, that it is not engaged in and does not intend to engage in, the distribution of the Exchange Securities, (D) if such Holder is a broker-dealer that it will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Securities, and (E) if such Holder is an affiliate of the Company, that it will comply with the registration and prospectus delivery requirements of the 1933 Act applicable to it.

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     (b)  In the event that (i) the Company determines that the Exchange Offer
Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the Offer Termination Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is for any other reason not consummated within 210 days after the Closing Date or (iii) in the opinion of counsel for the Initial Purchasers, a Registration Statement must be filed and a Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Registrable Securities because such Registrable Securities represent an unsold allotment for the original offering thereof, the Company shall use its best efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Company, as the case may be, a Shelf Registration Statement providing for the resale of such Registrable Securities and to have such Shelf Registration Statement declared effective by the SEC within 210 days after the Closing Date. In the event the Company is required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Company shall file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer. The Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective until two years from the effective date thereof or such shorter period that will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (the "Effectiveness Period"). The Company further agrees to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as practicable thereafter. The Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

     (c) The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b). Each Holder shall pay all underwriting discounts, if any, and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Shelf Registration Statement.

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     (d)  An Exchange Offer Registration Statement pursuant to Section 2(a)
hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to be effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

     (e) Notwithstanding anything to the contrary contained herein, if (i) the Board of Directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company or its subsidiaries and (ii) the Company notifies the Holders within two Business Days after the Board of Directors makes such determination, the Company may allow the Shelf Registration Statement to fail to be effective and usable as a result of such nondisclosure for up to 120 days during the Effectiveness Period, but in no event for any period in excess of 30 consecutive days; provided, however, that the Effectiveness Period shall be extended by the number of days during which such registration statement was not effective or usable pursuant to the foregoing provisions.

     (f) In the event that (i) the Exchange Offer Registration Statement relating to the Exchange Offer is not filed with the SEC on or prior to the date that is 90 days after the Closing Date (unless a Shelf Registration Statement is filed on or prior to such date), (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the date that is 180 days after the Closing Date (unless a Shelf Registration Statement has been filed on or prior to such date), (iii) the Exchange Offer is not consummated on or prior to the date that is 210 days after the Closing Date (unless a Shelf Registration Statement has been filed on or prior to such date), (iv) a Shelf Registration Statement with respect to resale of the Securities is not declared effective on or prior to the date that is 210 days after the Closing Date (unless the Exchange Offer has been consummated by that date) or (v) the Shelf Registration Statement ceases to be effective at any time during the Effectiveness Period (unless the Exchange Offer has been consummated by that date or unless such cessation of effectiveness is permitted pursuant to Section 2(e)) (each such event referred to in clauses (i) through (v), a "Registration Default"), then the Company will pay additional interest (in addition to the interest otherwise due on the Securities) to each Holder of Securities commencing upon the occurrence of each such Registration Default in an amount equal to 0.50% per annum, provided that such additional interest shall not exceed 0.50% per annum in the aggregate and provided further that any Holder

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that does not deliver the information that the Company may request for inclusion in the Shelf Registration Statement pursuant to Section 3(c) hereof upon such a request by the Company shall not be entitled to any such additional interest for any day after the date that is 5 Business Days after the date of request. Such additional interest will cease accruing on such Securities with respect to any Registration Default when such Registration Default has been cured.

     (g) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damage for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof.

     3.   Registration Procedures.

     (a) In connection with the obligations of the Company with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company shall reasonably promptly:

          (i) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form shall (A) be selected by the Company, (B) in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (C) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with
     Section 2 hereof;

          (ii) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; and keep each Prospectus current during the period described under Section 4(3) of, and Rule 174 under, the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

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          (iii)  in the case of a Shelf Registration, furnish to each Holder of
     Registrable Securities, to one counsel for the Holders and for the Initial Purchasers and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

          (iv) use its best efforts (A) to cooperate with the selling Holders of Registrable Securities and their counsel in connection with the registration or qualification of the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC and (B) to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (x) register or qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to register or qualify but for this Section, (y) file any general consent to service of process or (z) subject itself to taxation in any such jurisdiction if it is not so subject;

          (v) in the case of a Shelf Registration, notify each Holder of Registrable Securities, counsel for the Holders and for the Initial Purchasers and, if requested by such Persons, confirm in writing, (A) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (B) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (C) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) if, between the effective date of

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     a Registration Statement and the closing of any sale of Registrable
     Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (F) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

          (vi) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide prompt notice to each Holder of the withdrawal of any such order;

          (vii) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (viii) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws) and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;

          (ix) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(v)(B), (C), (D), (E) or (F) hereof, use its best efforts, if necessary, to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact

                                       11
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     necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Company agrees to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

          (x) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or any amendment or supplement to a Prospectus, or, if requested by the Initial Purchasers or the Holders and their counsel due to a prospectus delivery requirement under the 1933 Act of such Initial Purchaser or such Holder, as the case may be, any document which is to be incorporated by reference into a Registration Statement or Prospectus after the initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers or the Holders and their counsel which documents will be subject to review and comment for a period of at least 5 Business Days and make such of the representatives of the Company as shall be reasonably requested by the Initial Purchasers or the Holders or their counsel available for discussion of such document, and not at any time to file or to make any such amendment, supplement or document, of which the Initial Purchasers or the Holders and their counsel shall not have previously been advised and furnished a copy of, or to which the Initial Purchasers or the Holders or their counsel shall reasonably object; provided, however, that no additional interest shall accrue pursuant to Section 2(f) during the period the Company is in good faith attempting to remedy or otherwise redress the objections of Holders, Participating Broker-Dealers, the Initial Purchasers or their counsel, as the case may be;

          (xi) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

          (xii) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, and cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

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          (xiii)  in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and counsel for the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement, in each case that would customarily be reviewed or examined in connection with "due diligence" review of the Company; the Company may, prior to furnishing any such information, require each Holder, its counsel, each Participating Broker-Dealer, the Underwriters and their counsel to execute a confidentiality agreement reasonably satisfactory to the Company to keep confidential any non-public information relating to the Company received by such person and not to disclose such information (other than to an affiliate or prospective purchaser who agrees to respect the confidentiality provisions of this Section 3(a)(xiii)) until such information has been made generally available to the public unless such disclosure is made in connection with a court proceeding or required by law;

          (xiv) if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, (A) promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and
     (B) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be included in such filing;

          (xv) cause all Registrable Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the Majority Holders; and

          (xvi) in the case of an Underwritten Offering pursuant to a Shelf Registration, enter into such customary agreements and take all such other customary actions in connection therewith (including those reasonably requested by counsel for the Holders) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, (A) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (B) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (C) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (D) deliver such documents and certificates as may be reasonably requested by counsel for the Holders to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (A) above and to evidence compliance with any customary conditions in an underwriting agreement. In the case of any Underwritten Offering, the Company shall provide written notice to the Holders of all Registrable Securities of such Underwritten Offering at least 30 days prior to the filing of a prospectus supplement for such Underwritten Offering. Such notice shall (x) offer each such Holder the right to participate in such Underwritten Offering, (y) specify a date, which shall be no earlier than 10 days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such Underwritten Offering and (z) include the instructions such Holder must follow in order to participate in such Underwritten Offering.

     (b) Each Holder of Registrable Securities agrees, if requested (pursuant to a timely written notice) by the managing underwriters in an underwritten offering or by a placement agent in a private offering of the Company's debt securities, not to effect any private sale or distribution (including a sale pursuant to Rule 144 or Rule 144A under the 1933 Act, but excluding non-public sales to any of its affiliates, officers, directors, employees and controlling persons), of any of the Registrable Securities except pursuant to an Exchange Offer, during the period beginning 10 days prior to, and ending 90 days after the closing date of the underwritten offering.

     (c) In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to promptly furnish, but not later than 5 Business Days after written request, to the Company such information regarding the Holders and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing. Notwithstanding anything in this Agreement to the contrary, if a Holder does not provide the information required above, then such Holder will not be included in such Shelf Registration Statement.

     (d) (i) In the case of a Shelf Registration Statement, each Holder and each Participating Broker-Dealer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(a)(v) hereof, such Holder or Participating Broker-Dealer will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof, and, if so directed by the Company, such Holder or Participating Broker-Dealer will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder's or Participating Broker-Dealer's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

          (ii) If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

     (e) (i) The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders and must be reasonably acceptable to the Company.

          (ii) No Holder of Registrable Securities may participate in any Underwritten Offering hereunder unless such Holder (A) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (B) completes and executes all questionnaires, underwriting agreements, powers of attorney, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

          (ii) The Company shall not under any circumstances be liable for any underwriting discounts or commissions or reimbursement of underwriters' expenses in connection with an Underwritten Offering.

4.   Participation of Broker-Dealers in Exchange Offer.

          (a) (i) The Company understands that the Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the 1933 Act in connection with any resale of such Exchange Securities.

          (ii) The Company understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

     (b) In light of the above, notwithstanding the other provisions of this Agreement, the Company agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be reasonably requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in each case as provided in clause 4(b)(ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

          (i) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(a)(ix), for a period exceeding 180 days after the Offer Termination Date (as such period may be extended pursuant to the penultimate paragraph of Section 3) and Participating Broker-Dealers and other persons, if any, subject to the prospectus delivery requirements of the 1933 Act shall not be authorized by the Company to deliver and shall not deliver such

     Prospectus after such period in connection with the resales contemplated by this Section; and

          (ii) the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Initial Purchasers or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Initial Purchasers and the Company in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Company shall be obligated (A) to deal only with the entity representing the Participating Broker-Dealers, which shall be J.P. Morgan Securities Inc. unless it elects not to act as such representative, (B) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers and (C) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the Offer Termination Date.

5.   Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless the Initial Purchasers, each Holder and each Person, if any, who controls the Initial Purchasers or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, the Initial Purchasers or any Holder, from and against any and all losses, claims, damages and liabilities (including without limitation the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) and arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference), or arising out of or based upon any omissions or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto, including all documents incorporated therein by reference), or arising out of or based upon any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Initial Purchasers or Holder furnished in writing to the Company by or on behalf of any Initial Purchaser or Holder expressly for use in connection therewith. In connection with any Underwritten Offering permitted by Section 3 hereof, the Company will also indemnify the Underwriters, if any, their officers and directors and each Person who controls such Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

     (b) Each of the Initial Purchasers and Holders agree, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers, and any Person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Initial Purchasers and Holders, but only with respect to information relating to each Initial Purchaser or Holder furnished in writing by or on behalf of such Initial Purchaser or Holder expressly for use in any Registration Statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto).

     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person jointly with any other Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and in the reasonable opinion of counsel to the Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for (A) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchasers and all Persons, if any, who control the Initial Purchasers within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, (B) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each Person, if any, who controls the Company within the meaning of either such Section and (C) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all Persons, if any, who control any Holders within the meaning of either such Section. Any such separate firm shall be reasonably satisfactory to the Indemnifying Person and any such firm for the Initial Purchasers and such control Persons of Initial Purchasers shall be designated in writing by J.P. Morgan Securities Inc., any such separate firm for the Holders and such Persons who control Holders shall be designated in writing by the Majority Holders and any such separate firm for the Company, its directors, its officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in this Section is unavailable to an Indemnified Person under paragraph (a) or (b) hereof in respect of any losses, claims, damages or liabilities referred to therein, then an Indemnifying Person, in lieu of indemnifying such Indemnified Person, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Initial Purchasers or Holders on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Initial Purchasers or Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by Initial Purchasers or the Holders on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Company, the Initial Purchasers and each Holder agree that it would not be just or equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Initial Purchasers and the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph 5(d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph 5(d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Initial Purchaser or Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Initial Purchaser or Holder exceeds the amount of any damages that such Initial Purchaser or Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section are several in proportion to the aggregate principal amount of Registrable Securities sold by them pursuant to such Registration Statement.

     (f) Any losses, claims, damages or liabilities for which an Indemnified Person is entitled to indemnification or contribution under this Section shall be paid by the Indemnifying Person to the Indemnified Person as such losses, claims, damages or liabilities are incurred. The indemnity and contribution agreements contained in this Section and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser, any Holder or any Person controlling any Initial Purchaser, any Holder, the Company's directors or officers or any Person controlling the Company, (ii) acceptance of any Exchange Securities, (iii) any termination of this Agreement and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6.   Miscellaneous.

     (a) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

     (c) Notices. (i) All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(A) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section, which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (B) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

          (ii) All such notices and communications shall be deemed to have been duly given at the time delivered, if personally delivered; five Business Days after being deposited in the mail, postage pre-paid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

          (iii) Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment or assumption, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement. If any transferees of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof. The
Initial Purchasers shall have no liability or obligation to the Company with respect to any failure by a Holder to comply with, or any breach by any Holder of, the obligations of such Holder under this Agreement.

     (e) Third Party Beneficiary. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law. This Agreement shall be governed by laws of the State of New York.

     (i) Severability. In the event that one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                  SECURITY CAPITAL GROUP
                                   INCORPORATED


                                     /s/ Jeffrey A. Klopf
                                  By _____________________________
                                     Name:
                                     Title:



J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER
 AND SMITH INCORPORATED
CHASE SECURITIES INC.



By: J.P. MORGAN SECURITIES INC.


   /s/ Robert Post
By __________________________
   Name: Robert Post
   Title: Managing Director